SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUTOR TECHNOLOGY GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUTOR TECHNOLOGY GROUP LIMITED

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

+(86) 512-52680988

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2012

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Sutor Technology Group Limited, a Nevada corporation (the “Company”), will be held on Friday, April 27, 2012, at 11:00 a.m., local time, at the principal office the Company located at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China, for the following purposes:

1.	To elect five persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of Grant Thornton , the China member firm of Grant Thornton International (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012;

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

If you owned our common stock at the close of business on March 13, 2012, you may attend and vote at the meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2011 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

/s/ Lifang Chen
Chairwoman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 27, 2012

This Notice and Proxy Statement and our 2011 Annual Report are available online at http://www.shareholdermaterial.com/sutor/

SUTOR TECHNOLOGY GROUP LIMITED

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

+(86) 512-52680988

PROXY STATEMENT

The Board of Sutor Technology Group Limited, a Nevada corporation (“we” or the “Company”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for the 2012 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Friday, April 27, 2012, at 11:00 a.m., local time, at the principal office the Company located at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this proxy statement and our annual report because our Board is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include the election of directors and ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”). An additional purpose of the annual meeting is to transact any other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on March 13, 2012 (the “Record Date”), or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on two proposals at the annual meeting:

•	the election of directors; and

•	the ratification of Grant Thornton as the Company’s independent auditors for the fiscal year ending June 30, 2012.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the nominated directors; and

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•	FOR ratification of Grant Thornton as the Company’s independent auditors for the fiscal year ending June 30, 2012;

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on March 13, 2012, which we refer to as the Record Date, are entitled to notice of, and to vote at, the annual meeting. As of the Record Date, there were 40,345,780 shares of our common stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the “stockholder of record.” This proxy and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the annual meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on your enclosed proxy card and following the instructions;

•	By Internet — You can vote over the Internet going to the link provided on your enclosed proxy card and following the instructions; or

•	By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on April 25, 2012.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•	FOR the election of the five nominees for director; and

•	FOR the ratification of Grant Thornton as the Company’s independent auditors for the fiscal year ending June 30, 2012.

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You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Annual Meeting, (3) granting a subsequent proxy through the Internet or telephone, or (4) sending a written revocation to the Corporate Secretary. Your most current proxy card or telephone or Internet proxy is the one that is counted.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

•	For Proposal No. 1 (election of directors), each director must be elected by a plurality of votes cast with respect to such director (i.e., the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee). Abstentions and broker non-votes are not counted for purposes of the election of directors.

•	For Proposal No. 2 (ratification of independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•	For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee in order for that nominee to be elected. Only votes “for” or “withheld” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

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Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,

•	submitting a properly signed proxy card bearing a later date,

•	voting over the Internet or by telephone, or

•	voting in person at the annual meeting.

What does it mean if I receive more than one Proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone, through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc. at (801) 272-9294.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the annual meeting. Final results will be published in a Current Report on Form 8-K filed with SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

Sutor Technology Group Limited

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

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Attention:  Corporate Secretary

•	by calling our Corporate Secretary, at +(86) 512-52680988.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail, to:

Sutor Technology Group Limited

No 8, Huaye Road

Dongbang Industrial Park

Changshu, 215534

People’s Republic of China

Attention: Corporate Secretary

•	by telephone, at +(86) 512-52680988.

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Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Lifang Chen	40	Chairman of the Board, Chief Executive Officer and President
Yongfei Jiang	34	Director, Chief Financial Officer, Treasurer and Secretary
Naijiang Zhou	48	Vice President of Finance
Gerard Pascale	41	Director
Guoyou Shao	62	Director
Xinchuang Li	48	Director

Lifang Chen.  Ms. Chen is the founder of the Company. She became our Chairwoman on February 1, 2007 and our CEO in May 2008. Under her leadership, the Company became a leading finished steel manufacturer in China with a vertically integrated business model offering unique one-stop customer services that are difficult to replicate. At the Company, Ms. Chen has cultivated a seasoned management team of professionals that are focused on growing the Company’s business and that are well known in the industry. Prior to founding the Company in 2002, Ms. Chen directed the civil administration bureau of Xiaoshan municipal government in China from September 1993 to May 2001 where she helped design various policies to strengthen the operations of local companies, coordinated businesses between private enterprise and local banks, and reviewed and approved IPO’s for large companies. Ms. Chen is an accomplished entrepreneur in the Chinese fine finished steel industry and excels in enterprise management and industry and government relations. She obtained an MA degree in Philosophy from Zhejiang University.

Yongfei Jiang.  Mr. Jiang became our director in June 2009 and has been our Chief Financial Officer, Treasurer and Secretary since February 2007. Mr. Jiang oversees all financial management activities of the Company including financial operations, governance, P&L budgeting, forecasting and analysis. He has also been the Chief Financial Officer our subsidiary, Changshu Huaye since 2005. From 2002 to 2005, Mr. Jiang was the financial manager at Guangzhou Huaye Steel Processing Company Limited where he was primarily responsible for the company’s banking operations. Prior to that he was the director of finance at Zhejiang Guotai Insulation Materials Company and participated in corporate restructuring and developing the ERP systems for the company. Mr. Jiang graduated from Zhejiang Finance and Economic College.

Naijiang Zhou. Mr. Zhou became our Vice President of Finance on February 1, 2010. Mr. Zhou has served as Executive Vice President and Chief Financial Officer at Rich Fields Investment, Ltd., a private equity investment firm since 2008.  From April 2007 to July 2008, Mr. Zhou worked as international research analyst at Roth Capital Partners, a full service U.S. banking firm.  Before joining Roth Capital, Mr. Zhou worked for seven years as principal financial planner and principal financial analyst at American Electric Power, where he was responsible for strategic planning, financial planning and analysis, and corporate development. Prior to that, he worked for the Wing Group as financial analyst and U.S. Global Investors as senior research analyst and co-managed mutual fund investments. Mr. Zhou received both a Ph.D. and an MBA degree from the University of Texas at Austin, and a B.S. in Petroleum Engineering from China Petroleum University. He is a Chartered Financial Analyst (CFA).

Gerard Pascale.   Mr. Pascale has been a member of our Board since January 15, 2010. Mr. Pascale has extensive experience in financial accounting, financial analysis and planning, marketing research, corporate governance and securities. He is a Vice President with Chile Mining Technologies, Inc. (OTCBB: LVEN), a mineral extraction company based in the Republic of Chile, whom he advised in preparing for their public transaction and fund raise. For the past two and a half years he has served as President and CEO of SC Financial Group, LLC, where he specializes in advising both US and international clients on valuation, financial modeling and the responsibilities of publicly traded US companies.  Previously, he was the Director of Finance at Heritage Management Consultants, Inc. where Mr. Pascale specialized in providing finance and SEC support throughout the entire process of listing on a US exchange.  From 2003 to 2005, Mr. Pascale was a Director with the Corporate Executive Board, a consulting firm delivering data and tools, practice research and insight to clients. He has also held financial analyst positions with Intel Corporation and Emerson Electric.  Mr. Pascale has a Bachelor of Science in Accounting from Virginia Tech and an MBA in finance from the University of Chicago.

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Guoyou Shao.  Mr. Shao has been a member of our Board since February 2008. Since April 2003, Mr. Shao has served as Board Chairman of Fortis Haitong Investment Management Co., Ltd., one of the first sino-foreign joint ventures specializing in fund management to gain approval in China. Prior to this, Mr. Shao served as Manager of the Investor Relations Department of Haitong Securities Co. Ltd. since July 1998. Mr. Shao has extensive securities investment and asset management experience and holds a Master’s degree in Business Administration from Hong Kong Science Management Institute.

Xinchuang Li.   Mr. Li has been a member of our Board since February 2008. Since 2009, Mr. Li has served as the Director of China Metallurgical Industry Planning & Research Institute (CMIPRI) in Beijing. From 2008 to 2009, Mr. Li served as the Executive Director of CMIPRI. From 2002 to 2008, Mr. Li served as the Vice Director and Chief Engineer of CMIPRI. From 1998 to 2002, Mr. Li served as the Vice-Chief Engineer of CMIPRI. Mr. Li has significant experience in the operations of companies engaged in steel production with a particular focus and specialization in the operations, planning and strategic focus of companies operating in the Chinese steel industry. Mr. Li holds a Master’s degree in Business Administration from Fordham University and Beijing University.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

—	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

—	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

—	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

—	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

—	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

—	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. In fiscal year 2011, all such reports were timely filed. In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities.

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CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.sutorcn.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members as identified above. The Board has established three committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the committees which may be obtained, without charge, by contacting the Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China or through our website at www.sutorcn.com.

Prior to establishing the committees of the Board, our entire Board handled the functions that would otherwise be handled by each of the committees.

Audit Committee

Our Board established the Audit Committee in February 2008. Our audit committee consists of three members: Gerard Pascale, Guoyou Shao, and Xinchuang Li. Our Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Pascale serves as our Audit Committee chairman.

Our Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	annually reviewing and reassessing the adequacy of our audit committee charter;

•	meeting separately and periodically with management and our internal and independent auditors;

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•	reporting regularly to the full board of directors; and

•	such other matters that are specifically delegated to our audit committee by our Board from time to time.

Compensation Committee

Our Board established the Compensation Committee in February 2008. Our Compensation Committee consists of three members: Gerard Pascale, Guoyou Shao, and Xinchuang Li. Mr. Shao serves as the chairman of our Compensation Committee. Our Compensation Committee assists the board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our Chief Executive Officer may not be present at any meeting of our Compensation Committee during which her compensation is deliberated.

Our Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•	evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation; and

•	reviewing periodically and making recommendations to the board of directors regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Governance and Nominating Committee

Our Board established the Governance and Nominating committee in February 2008. Our Governance and Nominating committee consists of three members: Gerard Pascale, Guoyou Shao, and Xinchuang Li. Mr. Li serves as the chairman to our Governance and Nominating committee. The Governance and Nominating committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees.

Our Governance and Nominating committee is responsible for, among other things:

•	identifying and recommending to the board of directors nominees for election or re-election to the board of directors, or for appointment to fill any vacancy;

•	reviewing annually with the board of directors the current composition of the board of directors in light of the characteristics of independence, age, skills, experience and availability of service to us; and

•	identifying and recommending to the board of directors the directors to serve as members of the committees.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our stockholders.

Governance Structure

Currently, our Chief Executive Officer is also our Chairman. The Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board considered, among other matters, Ms. Chen’s experience and tenure of having been Chairman and Chief Executive Officer since 2007, and felt that her experience, knowledge, and personality allowed her to serve ably as both Chairman and Chief Executive Officer. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

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The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Boards’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm; and

•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards relating to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are Messrs. Pascale, Shao and Li.

Board, Committee and Annual Meeting Attendance

During fiscal 2011, the Board held 4 meetings and acted by written consent 3 times. Our Audit Committee, the Compensation Committee and the Governance and Nominating Committee held 4, 2 and 2 meetings, respectively. In addition, our non-management directors, all of which are independent directors, meet in executive session following Board meetings. Each director attended at least 75% of all Board and applicable committee meetings, except for Mr. Li, who attended 50% of such meetings.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.  We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

Code of Ethics

On January 31, 2007, our Board adopted a new code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new code replaced our prior code of ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our current report on Form 8-K, filed on February 2, 2007.

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Stockholder Communication with the Board.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Sutor Technology Group Limited, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal Years Ended June 30, 2011 and 2010

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Lifang Chen, CEO (2)	2011	100,000	-	25,390	-	125,390
	2010	100,000	-	4,553	-	104,553
Naijiang Zhou, VP Finance (3)	2011	90,527	-	67,776	-	158,303
	2010	38,700	-	27,263	-	65,963

(1) This amount represents the compensation expense that the Company recognized for financial statement reporting purposes in the applicable fiscal year for the portion of the fair value of equity awards granted to the named executive officer in such fiscal year, in accordance with ASC 718-10, “Share-Based Payment,” and ASC 505-50, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services,” respectively. Such amount thus does not reflect the amount of compensation actually received by the named executive officer during the applicable fiscal year.  For a description of the assumptions used in calculating the fair value of these equity awards, see Note 10 to the consolidated financial statements included elsewhere in this report.

(2) Pursuant to the Company’s 2009 Equity Incentive Plan (the “Plan”), we granted options to purchase 40,000 shares of our common stock to Ms. Chen with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(3) Mr. Zhou became our Vice President of Finance on February 1, 2010. As a result, his compensation for fiscal year 2010 covers the period from February 1, 2010 to June 30, 2010 only. Pursuant to the Company’s 2009 Equity Incentive Plan, we granted options to purchase 20,000 shares of our common stock to Mr. Zhou with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant. In addition, Mr. Zhou received 20,000 restricted shares of common stock as part of his compensation for services from February 1, 2010 to January 31, 2011. According to the amendment to the employment agreement entered into on February 23, 2011, Mr. Zhou received 30,000 additional restricted shares of common stock as part of his annual compensation to be vested over a twelve month period.

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Employment Agreements

On February 9, 2012, our subsidiary, Sutor Steel Technology Co., Ltd. (“Sutor BVI”) entered into an employment agreement with Ms. Chen, our Chief Executive Officer, under which Ms. Chen will receive an annual salary of $150,000. Ms. Chen’s employment with us is at-will and can be terminated by either party at any time with or without cause.

On February 9, 2012, Sutor BVI also entered into an employment agreement with Mr. Jiang, our Chief Financial Officer, under which Mr. Jiang will receive an annual salary of $120,000. Mr. Jiang’s employment with us is at-will and can be terminated by either party at any time with or without cause.

On December 18, 2009, we entered into an employment agreement with Mr. Naijiang Zhou, our Vice President of Finance, under which Mr. Zhou will receive a monthly salary of RMB50,000 (approximately $7,740) and 20,000 shares of the Company’s common stock per year. The employment contract has a one year term, starting from February 1, 2010, which will be automatically renewed unless terminated or modified by the parties. On February 23, 2011, we entered into an amendment to Mr. Zhou’s employment agreement, which provides for an increase in the number of shares issued to Mr. Zhou annually under the employment agreement from 20,000 to 30,000 shares of common stock. On February 9, 2012, the parties amended Mr. Zhou’s employment agreement further, under which amendment Mr. Zhou’s monthly base salary was increased from RMB 50,000 to RMB 58,000 (approximately $9,200). In addition, the Company granted 50,000 restricted shares to Mr. Zhou on February 21, 2012 under the Plan.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding at June 30, 2011 for each of our named executive officers.

	OPTION AWARDS					STOCK AWARDS
								Equity	Equity
			Equity					Incentive Plan	Incentive
			Incentive					Awards:	Plan Awards:
			Plan Awards:					Number of	Market or
			Number of			Number of		Unearned	Payout Value
	Number of	Number of	Securities			Shares or	Market Value	Shares, Units	of Unearned
	Securities	Securities	Underlying			Units of	of Shares or	or Other	Shares, Units or
	Underlying	Underlying	Unexercised	Option		Stock That	Units of Stock	Rights That	Other Rights
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	That Have	Have Not	That Have Not
	Options (#)	Options (#)	Options	Price	Expiration	Vested	Not Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)(1)	($)	Date	(#)	($)	(#)(2)	(#)(3)
Lifang Chen	-	-	26,667	2.71	4/27/2015	-	-	-	-
Naijiang Zhou	-	-	13,333	2.71	4/27/2015	-	-	12,500	15,750

(1)	On April 27, 2010, we issued options to our executive officers under the Sutor Technology Group Limited 2009 Equity Incentive Plan. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(2)	Pursuant to the amendment to the employment agreement dated February 23, 2011, we granted Mr. Zhou 30,000 shares to be vested over a twelve month period.

(3)	Values are based on the closing stock price of $1.26 per share on June 30, 2011.

Compensation of Directors

The table below sets forth the compensation of our directors for the fiscal year ended June 30, 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gerard Pascale	55,000	1,084	56,084
Guoyou Shao	19,005	-	-	-	-	19,005
Xinchuang Li	19,005	-	-	-	-	19,005

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In the first two fiscal quarters of 2011, we compensated independent directors under the then existing agreements, which entitled Mr. Pascale $55,000, Mr. Shao RMB 120,000 (approximately $18,576), and Mr. Li RMB 120,000 (approximately $18,576). In the third fiscal quarter of 2011, we renewed the agreements with each of our independent directors. Under the terms of the agreements, Mr. Pascale is entitled to $55,000 in cash and granted stock options to purchase 5,000 shares of common stock with an exercise price of $2.71 per share, Mr. Shao is entitled to RMB 132,000 (approximately $20,433) and Mr. Li is entitled to RMB 132,000 (approximately $20,433), effective in January 2011 through the expiration date of the agreements, as annual compensation for their service as independent directors, and as chairpersons of various board committees, as applicable. Mr. Pascale’s compensation is greater because he has greater responsibilities as the Audit Committee Chairman. On February 21, 2012, the Company granted an aggregate of 10,000 restricted shares to Mr. Pascale under the Plan, which restricted shares will vest on the 12-month anniversary date of the grant date. In addition, under the terms of the agreements with our directors, the Company will reimburse them for reasonable travel expenses related to attendance at Board and committee meetings.

Additionally, we entered into Indemnification Agreements with each of Messrs. Pascale, Shao and Li.  Under the terms of these Indemnification Agreements, the Company agreed to indemnify the independent directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent directors in connection with any proceeding (other than a proceeding by or in the right of the Company) if the independent director acted in good faith and in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the independent director’s conduct was unlawful.  The Company also agreed to pay any such expenses to an independent director in advance of the final disposition of any such proceeding if the director agrees to repay such amount to the extent it is ultimately determined they are not entitled to indemnification; provided, however, that the Company is not obligated to make any such advance payment if the Board determines, in its sole discretion, that it does not appear that such director has met the standards of conduct which make it permissible under applicable law to indemnify such director, and that the advancement of expenses would not be in the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 13, 2012, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated, (a) each stockholder has sole voting power and dispositive power with respect to the indicated shares and (b) the address of each stockholder who is a director or executive officer is c/o No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China.

			Amount &
			Nature of		Percent
Name & Address of			Beneficial		of
Beneficial Owner	Office, If Any	Title of Class	Ownership(1)		Class(2)
Officers and Directors
Lifang Chen	Chairman and Chief Executive Officer	Common Stock	30,364,717	(3)(4)	75.3%
Yongfei Jiang	Chief Financial Officer	Common Stock	17,333	(5)	*
Naijiang Zhou	VP of Finance	Common Stock	113,333	(6)	*
Gerard Pascale	Director	Common Stock	16,625	(7)	*
Guoyou Shao	Director	Common Stock	-		*
Xinchuang Li	Director	Common Stock	-		*
All Officers and Directors as a group (6 persons named above)			30,512,008		75.6%
5% Security Holders
Total Raise Investments Ltd.	Common Stock		30,338,050		75.2%
Lifang Chen	Common Stock		30,364,717	(3)	75.3%

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* Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	A total of 40,345,780 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of March 13, 2012. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes 30,338,050 shares of common stock owned by Total Raise Investments Ltd., a BVI company wholly owned by Ms. Chen. Ms. Chen disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein. Pursuant to the Company’s 2009 Equity Incentive Plan, we also granted Ms. Chen an option to purchase 40,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(4)	Pursuant to the Company’s 2009 Equity Incentive Plan, we granted Ms. Chen an option to purchase 40,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(5)	Pursuant to the Company’s 2009 Equity Incentive Plan, we granted Mr. Jiang an option to purchase 26,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant.

(6)	On February 1, 2010, Mr. Zhou received 20,000 shares of our common stock in accordance with the terms of the employment agreement, to vest in equal installments over a twelve month period. As of October 10, 2011, all of these shares have vested. In addition, on February 23, 2011, Mr. Zhou was granted 30,000 shares of our common stock in accordance with the terms of the employment agreement, to vest in equal installments over a twelve month period. Pursuant to the Company’s 2009 Equity Incentive Plan, we also granted Mr. Zhou an option to purchase 20,000 shares of common stock with an exercise price of $2.71 per share on April 27, 2010. One-third of the option will each vest on the first, second and third anniversaries of the date of grant. On February 21, 2012, Mr. Zhou was granted 50,000 shares of restricted stock under the Company's 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

(7)	Pursuant to the Company’s 2009 Equity Incentive Plan, we granted Mr. Pascale an option to purchase 5,000 shares of common stock with an exercise price of $2.71 per share which will vest monthly in equal installments over a 12-month period starting February 23, 2011. On February 21, 2012, Mr. Pascale was granted 10,000 shares of restricted stock under the Company's 2009 Equity Incentive Plan, which will vest on the one-year anniversary date of the grant date.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

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TRANSACTIONS WITH RELATED PERSONS,

PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2010 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described above under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

—	We sell our products to and buy raw materials from various companies which are beneficially owned or controlled by our CEO and President, Ms. Lifang Chen. The amounts charged for products to our Company by such related party are under the same pricing, terms and conditions as those charged to third parties. The transactions relating to the sale of our products are set forth below:

		Amount of Transaction
Related Party	Nature of Transaction	Fiscal 2011	Fiscal 2010
Changshu Diemate Steel Processing Co. Ltd.	Sale of products by Company	$1,015	$410,755
Hangzhou Xiaoshan Southern Industry Co., Ltd.	Sale of products by Company	207,118
Ningbo Huaye Steel Processing Co., Ltd.	Sale of products by Company	216,965	456,392
Shanghai Huaye Steel Processing Co., Ltd.	Sale of products by Company	19,661,583	18,010,636
Shanghai Huaye Steel Group Co., Ltd.	Sale of products by Company	140,213,706	192,828,758
Wuxi Haide Steel Processing Co., Ltd.	Sale of products by Company	8,642,826
Shanghai Pukesheng Steel Trade Co., Ltd	Sale of products by Company	12,244,568
Zhejiang Nanye Metal Cutting & Delivery Co., Ltd.	Sale of products by Company	60,717	70,871
Guangzhou Qiyuan Steel Processing Co., Ltd.	Sale of products by Company	8,667,138
Tianjin Huaye Steel processing Co., Ltd.	Sale of products by Company	5,415,935	2,514,821

For the years ended June 30, 2011 and 2010, purchases from related parties beneficially owned or controlled by Ms. Chen totaled $237,261,815 and $365,354,368, respectively.

—	On November 10, 2009, Changshu Huaye acquired 100% of the equity interests of Ningbo Zhehua from Shanghai Huaye for a cash payment of approximately $6.6 million. We consider Shanghai Huaye to be an affiliate due to the fact that Ms. Lifang Chen, our major shareholder, chief executive officer and chairwoman, and her husband Feng Gao own 100% of Shanghai Huaye. We treated the acquisition of Ningbo Zhehua as a related party transaction. From an accounting perspective, the acquisition was accounted for as a transfer of equity interests between entities under common control and was recognized as a recapitalization of Ningbo Zhehua into the Company in a manner similar to the pooling-of-interests method of accounting, with the assets and liabilities of Ningbo Zhehua recognized at their historical carrying amounts. As a result of the reorganization, the financial statements for the periods covered by this annual report have been adjusted to combine the assets, liabilities, stockholders’ equity, and results of operations and cash flows of Ningbo Zhehua with those of the Company for all periods presented. The $6.6 million payment to Shanghai Huaye has been recognized as a dividend distribution to its shareholders in November 2009.

—	At June 30, 2011 and 2010, the Company had letters of credit totaling $38,972,693 and $14,687,307, respectively, in the form of banker’s acceptance notes that are held by related parties in connection with purchases from related parties. The banker’s acceptance notes carry a 0% interest rate, can be presented to the respective banks in 90 to 180 days from the dates they were written, are secured by cash on deposit with the respective banks and are guaranteed by related parties.

—	On December 20, 2007, Ms. Chen loaned the Company $7,099,998. The loan was for an initial period of 24 months through December 20, 2009, and carried an interest rate of 5%. On March 11, 2009, Ms. Chen loaned the Company $99,998. The loan was for a period of 36 months, carried an interest rate of 3.60%. On April 29, 2009, Ms. Chen loaned the Company $149,998. The loan was for a period of 36 months, carried an interest rate of 5.00%. On July 25, 2009, Ms. Chen loaned the Company $199,930. The loan was for a period of 12 months, and carried an interest rate of 2%. The maturity of the loans described above with total principal of $7,549,924 was extended to December 31, 2013 through an agreement between the Company and Ms. Chen dated at December 1, 2009.

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—	On various dates from February 25, 2007 to June 30, 2009, Ms. Chen loaned the Company a total of $5.3 million. The Company during that same period repaid Ms. Chen $2.5 million. The Company further paid off $1 million during the period ended March 31, 2010. The balance of the loan as of June 30, 2011 was $1,850,955 with no interest bearing and due on demand. On May 10, 2011, the Company paid off $600,000 for the loan dated December 20, 2007 described above. As at June 30, 2011, the accrued interest for the loans described above was $1,250,812. Since the Company has a right of offset for amounts due from related parties, the aggregate amount of these notes and accrued interest of $10,051,691 has been recorded as a reduction of advances to related parties in the accompanying balance sheet as of June 30, 2011.

—	Some of our notes payables are guaranteed by Shanghai Huaye and its affiliates, as disclosed under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.” We did not pay any stated or unstated consideration to Shanghai Huaye or its affiliates for their guarantees of our note payables.

—	On November 8, 2008, we entered into a lease agreement with Ms. Lifang Chen under which we rented 12F, Building B, World Trade Center, NO.45, North Haiyu Road, Changshu City from Ms. Chen as our office. The size of the premise is approximately 1,200 square meters. The lease has a three year term and the monthly rent is RMB 120,000 (approximately $17,500). The Company has accrued expense for this lease of $594,105 and $352,495 that is included on the balance sheet under the caption “Other payables – related parties” at June 30, 2011 and 2010, respectively. The Company and Ms. Chen renewed the lease and extended the date of agreement from November 7, 2011 to November 7, 2014. On June 1, 2011, the Company signed an agreement with Ms. Chen to terminate the above lease agreement.

—	On August 6, 2004, our subsidiary Ningbo Zhehua entered into a lease agreement with Ningbo Huaye Steel Processing Co., Ltd., a subsidiary of Shanghai Huaye, pursuant to which Ningbo Zhehua leased a factory building located at the Ningbo Camel Machinery & Electronics Industrial Park. The lease agreement has a term of 10 years which will expire on August 31, 2013 and the annual rent is RMB 960,000 (approximately $0.14 million).

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company	Term as Director of Company
Lifang Chen	40	Chairman of the Board, Chief Executive Officer and President	February 2007 – Present
Yongfei Jiang	34	Director, Chief Financial Officer, Treasurer and Secretary	June 2009 – Present
Gerard Pascale	41	Director	January 2010 – Present
Guoyou Shao	62	Director	February 2008 – Present
Xinchuang Li	48	Director	February 2008 – Present

Director Qualifications - General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

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The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience members of senior management teams. Our business involves complex technologies in a highly specialized industry, and therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

Summary of Qualifications of Nominees for Director

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Lifang Chen. Ms. Chen has extensive senior management experience in the industry in which we operate, having served as our Chairman since February 2007 and Chief Executive Officer since May 2008. In addition, Ms. Chen has worked extensively with various governmental agencies in connection with our industry.

Yongfei Jiang. Mr. Jiang has extensive experience in our industry, as well as ten years of experience in working on corporate accounting, finance and capital management matters.

Gerard Pascale. Mr. Pascale brings to the Board a high level of financial literacy and sophistication, and extensive financial and capital markets experience, including M&A, debt and equity financings, restructuring and business expansion. In addition, Mr. Pascale has extensive experience dealing with corporate governance matters and filings with the U.S. Securities and Exchange Commission.

Guoyou Shao. Mr. Shao has extensive securities investment, asset management and investor relations experience.

Xinchuang Li. Mr. Li has significant experience in the operations of companies engaged in steel production with a particular focus and specialization in the operations, planning and strategic focus of companies operating in the Chinese steel industry.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Grant Thornton, to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012. As discussed below, Grant Thornton was appointed as the Company’s independent registered public accounting firm on January 5, 2012.

We are asking our stockholders to ratify the selection of Grant Thornton as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

Representatives of Grant Thornton will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Dismissal of Previous Independent Registered Public Accounting Firm

Effective January 5, 2012, the Audit Committee of the Company approved the dismissal of Hansen, Barnett & Maxwell, P.C. (“Hansen Barnett”) as the Company's independent registered public accounting firm. Hansen Barnett’s reports on the Company’s financial statements as of and for the fiscal years ended June 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years (ended June 30, 2011 and 2010) and during the subsequent interim period through January 5, 2012, there were (1) no disagreements with Hansen Barnett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hansen Barnett, would have caused Hansen Barnett to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Hansen Barnett as the Company’s independent auditor, the Audit Committee approved the engagement of Grant Thornton as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years (ended June 30, 2011 and 2010) and during the subsequent interim period through January 5, 2012, the Company did not consult Grant Thornton with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

The following are the fees billed to us by our prior auditor Hansen Barnett during fiscal years ended June 30, 2011 and 2010:

(in thousands of U.S. dollars)

	June 30, 2011	June 30, 2010
Audit fees(1)	$484.8	$444.8
Audit-related fees(2)	6.8	45.8
Tax fees	-	-
All other fees	-	-
Total	491.6	490.6

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Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by our independent auditor, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by our independent and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by our independent auditor in connection with our private and public offerings conducted during such periods.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by Hansen Barnett for our consolidated financial statements as of and for the year ended June 30, 2011.

The Board recommends a vote FOR ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

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STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Sutor Technology Group Limited at No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China, no later than the close of business on June 30, 2012. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Sutor Technology Group Limited, c/o Corporate Secretary, No 8, Huaye Road, Dongbang Industrial Park, Changshu, 215534, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company.  Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

March 14, 2012	By Order of the Board of Directors

/s/ Lifang Chen
Lifang Chen
Chairwoman

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APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” meet the independence requirements of the Listing Rules of NASDAQ and the SEC. The Board has determined, based upon an interview of Gerard Pascale and a review of Mr. Pascale’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Pascale shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Pascale has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication.  The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended June 30, 2011, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2011 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the SEC.

/s/ The Audit Committee
Gerard Pascale
Guoyou Shao
Xinchuang Li

SUTOR TECHNOLOGY GROUP LIMITED

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of SUTOR TECHNOLOGY GROUP LIMITED, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated March 14, 2012, and hereby constitutes and appoints Lifang Chen and Yongfei Jiang, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders to be held on April 27, 2012, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below – The Board recommends a vote FOR the listed nominees:

01	Lifang Chen	FOR	☐	WITHHOLD	☐
02	Yongfei Jiang	FOR	☐	WITHHOLD	☐
03	Gerard Pascale	FOR	☐	WITHHOLD	☐
04	Guoyou Shao	FOR	☐	WITHHOLD	☐
05	Xinchuang Li	FOR	☐	WITHHOLD	☐

2.	Approve the ratification of Grant Thornton as the Company’s accountant for fiscal year 2012 ending June 30, 2012 – The Board recommends a vote FOR this Proposal.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED March 14, 2012 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated March 14, 2012, and the 2011 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name __________________________________
Name (if joint)
_______________________________________
Date _____________, 2012
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.